May 14, 2010

     ADVANTAGE FUNDS, INC.
DREYFUS MIDCAPVALUE FUND

Supplement to Prospectus
dated January 1, 2010

     The following information supersedes and replaces any contrary information contained in the section of the fund’s Prospectus entitled “Fund Summary — Portfolio Management” and “Fund Details — Management”

     David Daglio serves as the fund’s primary portfolio manager.

0258S0510